June 30, 2002

Berger Institutional
Products Trust
Semi-Annual Report

[BERGER FUNDS LOGO]

BERGER IPT-SMALL COMPANY GROWTH FUND

This report reflects the financial position of the Fund at June 30, 2002 and the results of operations and changes in its net assets for the periods indicated.

                                            Berger IPT-Small Company Growth Fund

TABLE OF CONTENTS
================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

Portfolio Manager Commentary. . . . . . . . . . . . . . . . . . . . . . . . .  4

Schedule of Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

FINANCIAL STATEMENTS AND NOTES

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . . . . 8

Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . . .10

Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .11

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

FUND TRUSTEES AND OFFICERS (UNAUDITED). . . . . . . . . . . . . . . . . . . . 15



Shares of the Fund are not offered directly to the public but are sold only in connection with investments in variable annuity and variable life insurance contracts issued by life insurance companies, as well as to certain qualified retirement plans.

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (8/02)



         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

4

BERGER IPT -
SMALL COMPANY                 Ticker Symbol                                BSCOX
GROWTH FUND                   PORTFOLIO MANAGER COMMENTARY    JAY W. TRACEY, CFA
================================================================================

Effective July 19, 2002, Jay Tracey assumed management of the Berger IPT-Small Company Growth Fund.

Market Conditions

During the first half of 2002, the major stock-market averages gave up essentially all of their gains from the fourth quarter of 2001 and closed near their post-9/11 recession lows, despite renewed growth in the economy. In the first quarter, continued positive economic news was overshadowed by a new crisis of confidence brought about by the Enron bankruptcy and concerns related to the escalating conflict in the Middle East. In the second quarter, additional reports of accounting improprieties, bankruptcies and near-bankruptcies, as well as other corporate management and governance issues, produced a more serious loss of confidence, and the stock market sold off sharply. Economic growth continued in the second quarter, although at a slower pace than in the first quarter. But the primary issue for the market, in our opinion, was - and is - a crisis of confidence.

Fund Performance

The Berger IPT-Small Company Growth Fund (the "Fund") posted a 29.16% loss for the six-month period ended June 30, 2002, underperforming its benchmark, the Russell 2000 Growth Index,(1) which posted a 17.35% loss, and a 4.70% loss in the Russell 2000 Index.(2) We attribute this underperformance to the Fund's aggressive stance and some company-specific disappointments.

In general, the Fund's technology holdings disappointed this period, particularly companies in the software industry. SeeBeyond Technology Corp., an application integration software vendor, reported disappointing earnings as a result of a difficult technology spending environment. Genesis Microchip, Inc., a manufacturer of semiconductors for flat panel displays, saw its stock decline after announcing that an acquisition would not be accretive to earnings immediately. We sold the position late in the first quarter. We continue to hold technology stocks we believe are fundamentally well-positioned to benefit from an upturn in the economy despite their short-term issues.

The Fund's relative underweight in financial services companies hurt performance this period. In general, most banks do not meet our growth-rate criteria, and as a result we were underweighted in financial companies relative to the benchmark. Banks in particular posted strong results this period.

Results in the consumer discretionary sector were mixed this period. Restaurants continued to post strong earnings and their stock prices reflected that strength. P.F. Chang's China Bistro, Inc. in particular was a strong performer this period. Other areas, such as radio broadcasters, were negative contributors to the Fund's performance. In addition to a weak advertising environment, many of these companies are carrying debt on their balance sheets from past acquisitions. We anticipate that the Fund's holdings, including Cumulus Media, Inc., should post stronger results when accounting concerns dissipate, and we have been adding to positions on this weakness.

Telecommunications stocks had a negative effect on Fund performance this period. Stock prices of companies such as Sprint affiliate Airgate PCS, Inc. suffered as subscriber growth among wireless service providers slowed tremendously throughout the first half of 2002. Because growth prospects in this sector no longer appear attractive to us, we sold many of the Fund's telecommunications holdings this period.

The Fund's biotechnology holdings performed poorly this period. ICOS Corp.'s new product launch was delayed by the FDA, and anti-cancer product developer Cell Therapeutics, Inc. saw its stock price decline despite showing strong clinical data. Although investor sentiment on the biotechnology group is quite negative presently, many of these companies continue to meet expectations for product sales and milestones for new drug development, and we expect these stocks to perform better going forward. There were a few bright spots in healthcare, including Accredo Health, Inc., a distributor of specialty pharmaceutical products.

Energy services and producer holdings performed relatively well this period. These include drilling stocks such as Rowan Companies, Inc., which is benefiting from increased drilling activity in the Gulf of Mexico.

Outlook

Our fundamental growth team believes the economy is on a path of sustained, moderate growth. Further, and perhaps more important, we believe that low inflation, moderate unit labor costs and strong productivity gains should result in a rebound in corporate profits growth in the quarters ahead. Historically, a corporate profit rebound would be good news for stocks. However, until the crisis of confidence passes, we believe stocks may not respond to improving fundamentals. Nevertheless, we are optimistic that, in time, companies with good fundamentals should win out and the bear market will come to an end.



Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

                                            Berger IPT-Small Company Growth Fund

PERFORMANCE OVERVIEW
================================================================================
Berger IPT-Small Company Growth Fund -- Growth of $10,000

[GRAPH]

Berger IPT-Small Company Growth Fund    $10,359
Russell 2000 Growth Index               $ 8,952
Russell 2000 Index                      $14,410

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,2002

One Year                         (43.98)%
Five Year                         (0.04)%
Life of Fund (5/1/96)              0.57%

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and investors cannot actually make investments in the Index. Dividends are reinvested.

(2) Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution,the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million. The Index is unmanaged,and investors cannot actually make investments in the Index. Dividends are reinvested.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Returns for periods of less than one year are not annualized. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. Investments in small company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%)
Auto/Truck - Original Equipment (0.56%)
          4,330   Superior Industries
                  International, Inc.                                 $  200,263
--------------------------------------------------------------------------------

Banks - West/Southwest (2.42%)
          9,360   Cullen/Frost Bankers, Inc.                             336,492
          5,680   East West Bancorp., Inc.                               196,074
          5,740   Southwest Bancorp. of Texas, Inc.*                     207,903
          8,830   Sterling Bancshares, Inc.                              130,419
--------------------------------------------------------------------------------
                                                                         870,888
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (6.84%)
         16,605   FTI Consulting, Inc.*                                  581,341
         32,090   PRG-Schultz International, Inc.*                       395,028
         43,260   The Corporate Executive Board Co.*                   1,481,655
--------------------------------------------------------------------------------
                                                                       2,458,024
--------------------------------------------------------------------------------

Commercial Services - Staffing (2.53%)
         14,690   AMN Healthcare Services, Inc.*                         514,297
         46,460   MPS Group, Inc.*                                       394,910
--------------------------------------------------------------------------------
                                                                         909,207
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.69%)
         18,910   Manhattan Associates, Inc.*                            608,145
--------------------------------------------------------------------------------

Computer - Services (2.49%)
         16,240   Anteon International Corp.*                         $  410,547
          6,190   CACI International, Inc.*                              236,396
         10,860   Veridian Corp.*                                        246,522
--------------------------------------------------------------------------------
                                                                         893,465
--------------------------------------------------------------------------------

Computer Software - Desktop (0.35%)
         17,340   Roxio, Inc.*                                           124,847
--------------------------------------------------------------------------------

Computer Software - Enterprise (3.43%)
          9,570   HPL Technologies, Inc.*                                144,124
         32,250   J.D. Edwards & Co.*                                    391,838
         18,630   JDA Software Group, Inc.*                              526,484
         54,390   SeeBeyond Technology Corp.*                            168,609
--------------------------------------------------------------------------------
                                                                       1,231,055
--------------------------------------------------------------------------------

Computer Software - Medical (1.90%)
         10,870   Cerner Corp.*                                          519,912
         12,500   IDX Systems Corp.*                                     162,750
--------------------------------------------------------------------------------
                                                                         682,662
--------------------------------------------------------------------------------

Cosmetics/Personal Care (0.58%)
         13,560   NBTY, Inc.*                                            209,909
--------------------------------------------------------------------------------



         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

6

BERGER IPT-
SMALL COMPANY
GROWTH FUND

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Diversified Operations (1.47%)
         12,960   Tredegar Corp.                                      $  312,984
         16,210   Walter Industries, Inc.                                216,404
--------------------------------------------------------------------------------
                                                                         529,388
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.78%)
         13,690   Helix Technology Corp.                                 282,014
--------------------------------------------------------------------------------

Electrical - Equipment (1.28%)
         20,660   Advanced Energy Industries, Inc.*                      458,239
--------------------------------------------------------------------------------

Electronics - Laser Systems/Components (0.52%)
          5,290   Cymer, Inc.*                                           185,362
--------------------------------------------------------------------------------

Electronics - Military Systems (0.68%)
         13,340   The Titan Corp.*                                       243,989
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.94%)
         11,260   Photon Dynamics, Inc.*                                 337,800
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (4.55%)
         37,630   Axcelis Technologies, Inc.*                            425,219
         56,690   ChipPAC, Inc. - Class A*                               350,344
         18,160   Kulicke and Soffa Industries, Inc.*                    225,002
         12,320   MKS Instruments, Inc.*                                 247,262
         15,780   Mykrolis Corp.*                                        186,362
          5,890   Varian Semiconductor Equipment
                  Associates, Inc.*                                      199,848
--------------------------------------------------------------------------------
                                                                       1,634,037
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (4.10%)
         17,290   Amkor Technology, Inc.*                                107,544
         67,500   Atmel Corp.*                                           422,550
         19,430   Lattice Semiconductor Corp.*                           169,818
         13,600   Sandisk Corp.*                                         168,640
          9,740   Semtech Corp.*                                         260,058
         12,680   Silicon Laboratories, Inc.*                            343,121
--------------------------------------------------------------------------------
                                                                       1,471,731
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.91%)
         24,520   Americredit Corp.*                                     687,785
--------------------------------------------------------------------------------

Finance - Investment Management (2.11%)
         12,300   Affiliated Managers Group, Inc.*                       756,450
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (3.37%)
         36,130   Investors Financial Services Corp.                   1,211,800
--------------------------------------------------------------------------------

Household - Audio/Video (0.89%)
          6,480   Harman International Industries, Inc.                  319,140
--------------------------------------------------------------------------------

Household/Office Furniture (0.46%)
          5,510   Furniture Brands International, Inc.*                  166,678
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Insurance - Accident & Health (0.69%)
         10,410   American Medical Security
                  Group, Inc.*                                        $  249,320
--------------------------------------------------------------------------------

Internet - E*Commerce (0.66%)
          7,620   Overstock.com, Inc.*                                   107,061
          6,390   Paypal, Inc.*                                          129,084
--------------------------------------------------------------------------------
                                                                         236,145
--------------------------------------------------------------------------------

Internet - Security/Solutions (1.22%)
         47,830   Digital River, Inc.*                                   439,558
--------------------------------------------------------------------------------

Internet - Software (1.12%)
         24,410   Concord Communications, Inc.*                          402,277
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.21%)
          9,420   Scientific Games Corp. - Class A*                       74,795
--------------------------------------------------------------------------------

Machinery - General Industrial (1.06%)
         12,810   Flowserve Corp.*                                       381,738
--------------------------------------------------------------------------------

Media - Radio/TV (2.04%)
         21,400   Cumulus Media, Inc. - Class A*                         294,892
         11,190   Radio One, Inc. - Class D*                             166,395
         27,130   Spanish Broadcasting
                  System, Inc.- Class A*                                 271,300
--------------------------------------------------------------------------------
                                                                         732,587
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (4.60%)
         22,680   Celgene Corp.*                                         347,003
         50,200   Cell Therapeutics, Inc.*                               274,042
          8,770   Enzon, Inc.*                                           215,830
         12,820   InterMune, Inc.*                                       270,502
         11,520   Invitrogen Corp.*                                      368,755
         23,880   Medarex, Inc.*                                         177,190
--------------------------------------------------------------------------------
                                                                       1,653,322
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.75%)
         13,110   First Horizon Pharmaceutical Corp.*                    271,246
--------------------------------------------------------------------------------

Medical - Generic Drugs (3.85%)
         17,710   Eon Labs, Inc.*                                        315,061
         31,130   SICOR, Inc.*                                           577,150
         20,050   Taro Pharmaceutical Industries Ltd.*                   491,626
--------------------------------------------------------------------------------
                                                                       1,383,837
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.28%)
         16,130   Centene Corp.*                                         499,707
         10,170   MID Atlantic Medical Services*                         318,830
--------------------------------------------------------------------------------
                                                                         818,537
--------------------------------------------------------------------------------

Medical - Products (3.55%)
          7,530   Bio-Rad Laboratories, Inc.*                            342,690
          8,550   INAMED Corp.*                                          228,456
         12,910   Therasense, Inc.*                                      238,448
         51,740   Thoratec Corp.*                                        465,143
--------------------------------------------------------------------------------
                                                                       1,274,737
--------------------------------------------------------------------------------



Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

                                            Berger IPT-Small Company Growth Fund

================================================================================

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Medical - Systems/Equipment (0.36%)
          5,560   CTI Molecular Imaging, Inc.*                       $   127,546
--------------------------------------------------------------------------------

Medical/Dental - Services (1.91%)
          9,407   Accredo Health, Inc.*                                  434,039
          4,730   DIANON Systems, Inc.*                                  252,677
--------------------------------------------------------------------------------
                                                                         686,716
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.60%)
          4,540   The Cooper Companies, Inc.                             213,834
--------------------------------------------------------------------------------

Oil & Gas - Drilling (6.08%)
          9,510   Helmerich & Payne, Inc.                                339,697
         11,490   Patterson-UTI Energy, Inc.*                            324,363
          7,910   Precision Drilling Corp.*                              274,793
         17,930   Pride International, Inc.*                             280,784
         45,020   Rowan Companies, Inc.                                  965,679
--------------------------------------------------------------------------------
                                                                       2,185,316
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.74%)
         45,830   Grant Prideco, Inc.*                                   623,288
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.29%)
         10,920   Evergreen Resources, Inc.*                             464,100
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (4.27%)
          2,290   Aeropostale, Inc.*                                      62,677
         10,595   AnnTaylor Stores Corp.*                                269,007
         15,960   Charlotte Russe Holding, Inc.*                         356,387
         18,380   Hot Topic, Inc.*                                       490,930
         16,060   Pacific Sunwear of California, Inc.*                   356,050
--------------------------------------------------------------------------------
                                                                       1,535,051
--------------------------------------------------------------------------------

Retail - Home Furnishings (1.98%)
         11,540   Linens 'n Things, Inc.*                                378,627
         10,850   Williams-Sonoma, Inc.*                                 332,661
--------------------------------------------------------------------------------
                                                                         711,288
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (1.10%)
         11,670   Guitar Center, Inc.*                                   216,479
         13,870   West Marine, Inc.*                                     176,981
--------------------------------------------------------------------------------
                                                                         393,460
--------------------------------------------------------------------------------

Retail - Restaurants (1.70%)
          3,870   AFC Enterprises, Inc.*                                 120,937
         15,640   P.F. Chang's China Bistro, Inc.*                       491,409
--------------------------------------------------------------------------------
                                                                         612,346
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.94%)
          7,020   Whole Foods Market, Inc.*                              338,504
--------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (0.37%)
          9,420   CSK Auto Corp.*                                        131,315
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.02%)
         20,190   Fleming Companies, Inc.                                366,449
--------------------------------------------------------------------------------

                                                                   June 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (99.72%) - CONTINUED
Steel - Specialty Alloys (0.16%)
          4,840   Liquidmetal Technologies*                          $    56,144
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.56%)
         70,530   Arris Group, Inc.*                                     315,974
         28,180   Harmonic, Inc.*                                        103,111
         24,900   UTStarcom, Inc.*                                       502,233
--------------------------------------------------------------------------------
                                                                         921,318
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.41%)
          5,990   Quicksilver, Inc.*                                     148,551
--------------------------------------------------------------------------------

Transportation - Services (1.85%)
         26,100   EGL, Inc.*                                             442,656
         12,840   Pacer International, Inc.*                             221,362
--------------------------------------------------------------------------------
                                                                         664,018
--------------------------------------------------------------------------------

Transportation - Truck (3.50%)
          7,100   CNF Transportation, Inc.                               269,658
          8,280   J.B. Hunt Transport Services, Inc.*                    244,425
          5,760   Swift Transportation Co., Inc.*                        134,208
          4,750   USFreightways Corp.                                    179,883
         13,210   Yellow Corp.*                                          428,004
--------------------------------------------------------------------------------
                                                                       1,256,178
--------------------------------------------------------------------------------
Total Common Stock
(Cost $36,915,186)                                                    35,826,399
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.01%)

Telecommunications - Equipment (0.00%)
         39,167   Cidera, Inc. - Series D*@[X]                                --
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.01%)
          3,916   Mainstream Data, Inc.*@[X]                               4,699
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $342,691)                                                            4,699
--------------------------------------------------------------------------------
Total Investments (Cost $37,257,877) (99.73%)                         35,831,098
Total Other Assets, Less Liabilities (0.27%)                              96,746
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $35,927,844
--------------------------------------------------------------------------------

* Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

[X] Schedule of Restricted Securities and/or Illiquid Securities

                                                                  Fair Value
                               Date                    Fair         as a %
                             Acquired      Cost       Value     of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
 Preferred Stock              9/1/2000          --        --        0.00%
Mainstream Data, Inc. -
 Preferred Stock             2/21/2002    $342,691    $4,699        0.01%

See notes to financial statements.



         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

8

FINANCIAL STATEMENTS

================================================================================

STATEMENT OF ASSETS AND LIABILITIES


                                                   June 30, 2002 (Unaudited)
----------------------------------------------------------------------------
ASSETS
Investments, at cost                                            $ 37,257,877
----------------------------------------------------------------------------
Investments, at value                                           $ 35,831,098(1)
Receivables
   Investment securities sold                                        851,942
   Fund shares sold                                                  101,531
   Dividends                                                           1,189
Other investments (Note 3)                                         7,174,156
----------------------------------------------------------------------------
        Total Assets                                              43,959,916
----------------------------------------------------------------------------
LIABILITIES
PAYABLES
   Investment securities purchased                                   452,205
   Fund shares redeemed                                               11,560
   Loan payable to bank                                              358,013
   Securities loaned                                               7,174,156
Accrued investment advisory fees                                      25,154
Accrued custodian and accounting fees                                  5,269
Accrued transfer agent fees                                               22
Accrued audit fees                                                     5,693
----------------------------------------------------------------------------
        Total Liabilities                                          8,032,072
----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 35,927,844
----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                         $ 82,185,414
Accumulated net investment loss                                     (172,586)
Undistributed net realized loss on
  securities and foreign currency transactions                   (44,658,205)
Net unrealized depreciation on securities and
  foreign currency transactions                                   (1,426,779)
----------------------------------------------------------------------------
                                                                $ 35,927,844
----------------------------------------------------------------------------
Shares Outstanding (par value $0.01, unlimited
  shares authorized)                                               3,563,067
----------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                                     $      10.08
----------------------------------------------------------------------------

(1)Includes securities on loan with value totaling $6,847,966.

See notes to financial statements.


Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes

================================================================================

STATEMENT OF OPERATIONS


                                                               Six Months Ended
                                                       June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                       $     24,750
   Interest                                                              17,350
   Securities lending income                                             26,055
-------------------------------------------------------------------------------
        Total Income                                                     68,155
-------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                                             201,411
   Accounting fees                                                        3,127
   Custodian fees                                                        16,478
   Transfer agent fees                                                      130
   Registration fees                                                        414
   Audit fees                                                            11,074
   Legal fees                                                               438
   Trustees' fees and expenses                                            1,884
   Shareholder reporting fees                                             4,895
   Interest expense                                                         505
   Other expenses                                                           528
-------------------------------------------------------------------------------
      Gross Expenses                                                    240,884
      Less earnings credits                                                (143)
-------------------------------------------------------------------------------
      Net Expenses                                                      240,741
-------------------------------------------------------------------------------
      Net Investment Loss                                              (172,586)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on securities and foreign
  currency transactions                                              (5,622,310)
Net change in unrealized depreciation on
  securities and foreign currency transactions                      (10,000,695)
-------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
  and Foreign Currency Transactions                                 (15,623,005)
-------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $(15,795,591)
-------------------------------------------------------------------------------

See notes to financial statements.

         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

10

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS


                                                 Six Months Ended   Year Ended
                                                  June 30, 2002     December 31,
                                                   (Unaudited)         2001
--------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                               $   (172,586)     $   (414,102)
Net realized loss on securities and
  foreign currency transactions                     (5,622,310)      (33,727,344)
Net change in unrealized
  appreciation (depreciation) on securities
  and foreign currency transactions                (10,000,695)        5,896,989
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
  from Operations                                  (15,795,591)      (28,244,457)
--------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
Distributions (from net realized gains
  on investments)                                           --          (590,352)
--------------------------------------------------------------------------------
Net Decrease in Net Assets from
  Dividends and Distributions to Shareholders               --          (590,352)
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                           11,543,498        35,219,713
Net asset value of shares issued in
  reinvestment of dividends and distributions               --           590,352
Payments for shares redeemed                       (16,020,682)      (34,257,597)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Fund Share Transactions              (4,477,184)        1,552,468
--------------------------------------------------------------------------------
Net Decrease in Net Assets                         (20,272,775)      (27,282,341)

NET ASSETS
Beginning of period                                 56,200,619        83,482,960
--------------------------------------------------------------------------------
End of period                                     $ 35,927,844      $ 56,200,619
--------------------------------------------------------------------------------
Undistributed net investment income/
  (Accumulated net investment loss)               $   (172,586)               --
--------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES
Shares sold                                            887,300         2,181,046
Shares issued to shareholders in
  reinvestment of dividends and distributions               --            41,869
Shares redeemed                                     (1,274,255)       (2,135,475)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                     (386,955)           87,440
Shares outstanding, beginning of period              3,950,022         3,862,582
--------------------------------------------------------------------------------
Shares outstanding, end of period                    3,563,067         3,950,022
--------------------------------------------------------------------------------

Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

See notes to financial statements.

NOTES TO FINANCIAL                                Financial Statements and Notes
STATEMENTS
June 30, 2002 (Unaudited)
================================================================================
1.  Organization and Significant Accounting Policies

Organization

Berger IPT-Small Company Growth Fund (the "Fund") is a series of the Berger Institutional Products Trust (the "Trust"), a Delaware business trust, established on October 17, 1995. The Trust is organized as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund, Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund, Berger IPT-International Fund, Berger IPT-Mid Cap Value Fund and Berger IPT-Large Cap Value (collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future.

The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All Shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted into U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Fund's net asset value are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Fund. The Fund may have registration rights for specific restricted securities, which may require that registration cost be borne by the Fund.

Calculation of Net Asset Value

The Fund's per share calculation of net asset value is determined by dividing the total value of it assets, less liabilities, by the total number of shares outstanding.

Federal Income Tax Status

It is the Fund's intention to comply with the provisions of subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain divi-

         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

12

NOTES TO FINANCIAL
STATEMENTS
June 30, 2002 (Unaudited)

================================================================================

dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Common Expenses

Certain expenses, which are are not directly allocable to a specific Fund, are allocated pro rata to the Funds.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  Agreements

Berger Financial Group LLC ("Berger"), formerly Berger LLC) serves as the investment adviser to the Fund. As compensation for its services to the Fund, Berger receives an investment advisory fee according to the following annual rates of average daily net assets: .85% of the first $500 million; .80% of the next $500 million; and .75% over $1 billion. Such fee is accrued daily and paid monthly.

Berger has agreed to waive its advisory fee and reimburse expenses to the Fund to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.15% of the average daily net assets of the Fund.

The Fund has entered into an administrative services agreement with Berger. Berger currently provides these administrative services to the Fund at no cost.

The Trust, on behalf of the Fund, has entered into a custody, recordkeeping and pricing agreement with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreement provides for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by State Street as custodian. Such reductions are included in earnings credits in the Statement of Operations.

The Fund has entered into rebate arrangements with certain brokers whereby the Fund earns commission credits on portfolio transactions effected with such brokers. DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Fund. DST Securities, Inc. ("DSTS"), a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Fund receives a portion of the brokerage commissions paid to DSTS as credits against fund fees and expenses. Such credits, if any, are included as brokerage credits on the Statement of Operations. For the period ended June 30, 2002, the Fund earned no such credits from DSTS.

Certain officers and/or directors of Berger are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the period ended June 30, 2002, such trustees' fees and expenses totaled $1,844 for the Fund.

The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) were $42,275,853 and $44,116,922, respectively, for the period ended June 30, 2002.

There were no purchases or sales of long-term U.S. government securities during the period.

Securities Lending

Under an agreement with State Street, the Fund has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value

Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

                                                  Financial Statements and Notes
--------------------------------------------------------------------------------

exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split between the Fund and State Street, as lending agent.

Repurchase Agreements

Repurchase agreements held by the Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4.  Federal Income Taxes

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Dividends received by shareholders of the Fund, which are derived from foreign source income, and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences have been reclassified to paid-in-capital.

At June 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:


                                                                       Fund
--------------------------------------------------------------------------------
Federal tax cost of securities                                     $ 38,171,076
Tax appreciation                                                      3,874,734
Tax depreciation                                                     (6,214,712)
--------------------------------------------------------------------------------
  Net tax appr./(depr.)                                              (2,339,978)
--------------------------------------------------------------------------------

The primary difference between book and tax appreciation/depreciation is due to wash sale loss deferrals.

Net capital loss carryovers expiring in 2008 and 2009 in the amount of $36,962,402 as of December 31, 2001 may be used to offset future realized capital gains for federal income tax purposes. During the year ended December 31, 2001, the Fund elected to defer post-October 31 net capital and/or currency losses of $1,386,055 to the year ended December 31, 2002.

5.  Line of Credit

The Fund is party to an ongoing agreement with State Street that allows funds managed by Berger, collectively, to borrow up to $100 million for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. The Fund had line of credit borrowings outstanding of $250,000 at June 30, 2002.


         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

14

FINANCIAL
HIGHLIGHTS
================================================================================

BERGER IPT-SMALL COMPANY GROWTH FUND

For a Share Outstanding Throughout the Period


                                      Six Months Ended                         Years Ended December 31,
                                        June 30, 2002   ---------------------------------------------------------------------
                                         (Unaudited)       2001          2000            1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     14.23       $     21.61   $     23.51    $     12.28    $    12.06   $     9.95
-----------------------------------------------------------------------------------------------------------------------------
From investment operations
  Net investment income (loss)              (0.05)               --            --             --            --         0.00(4)
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions           (4.10)            (7.23)        (1.56)         11.23          0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (4.15)            (7.23)        (1.56)         11.23          0.23         2.11
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (in excess of net
    investment income)                         --                --            --             --         (0.01)          --
  Distributions (from net realized
    gains on investments)                      --             (0.15)        (0.34)            --            --           --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions              --             (0.15)        (0.34)            --         (0.01)          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $     10.08       $     14.23   $     21.61    $     23.51    $    12.28   $    12.06
-----------------------------------------------------------------------------------------------------------------------------
Total Return(3)                            (29.16)%          (33.47)%       (6.55)%        91.45%         1.87%       21.21%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
  Net assets, end of period           $35,927,844       $56,200,619   $83,482,960    $41,334,809    $9,858,303   $2,719,559
  Net expense ratio to average net
    assets(1)                                1.02%(2)          0.98%         0.98%          1.15%         1.15%        1.15%
  Ratio of net investment income
    (loss) to average net assets            (0.73)%(2)        (0.66)%       (0.16)%        (0.56)%       (0.11)%       0.05%
  Gross expense ratio to average
    net assets                               1.02%(2)          0.98%         0.98%          1.53%         2.19%        5.81%
  Portfolio turnover rate(3)                   95%              160%          111%           179%          147%         194%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

(2)  Annualized.

(3)  Not Annualized.

(4)  Amount represents less than 0.01 per share.

See notes to financial statements.

Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

FUND TRUSTEES AND
OFFICERS (UNAUDITED)
================================================================================

The Fund is supervised by a board of trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations,such as the investment adviser,administrator,transfer agent and custodian. The following table provides information about each of the trustees and officers of the Trust.


                    POSITION(S)
                    HELD WITH THE                                                           NUMBER OF
                    TRUST,TERM OF                                                           FUNDS IN FUND
                    OFFICE AND                                                              COMPLEX         OTHER
NAME,ADDRESS        LENGTH OF                                                               OVERSEEN BY     DIRECTORSHIPS
AND AGE             TIME SERVED         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Michael Owen          Chairman of the   Dean of Zayed University (since September 2000).        20          N/A
210 University        Board             Formerly self-employed as a financial and
Blvd.                                   management consultant, and in real estate
Suite 800                               development (from June 1999 to September 2000).
Denver, CO 80206                        Dean (from 1993 to June 1999), and a member of the
                                        Finance faculty (from 1989 to 1993), of the College
                                        of Business, Montana State University. Formerly,
                                        Chairman and Chief Executive Officer of Royal
DOB:1937                                Gold, Inc. (mining) (1976 to 1989).
-------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin     Trustee           President, Baldwin Financial Counseling (since          20          N/A
210 University                          July 1991). Formerly, Vice President and Denver
Blvd.                                   Office Manager of Merrill Lynch Capital Markets
Suite 800                               (1978 to 1990).
Denver, CO 80206

DOB:1928
-------------------------------------------------------------------------------------------------------------------------------
Katherine A.          Vice Chair of     Managing Principal (since September 1987), Sovereign    20          N/A
Cattanach             the Board         Financial Services, Inc. (investment consulting
210 University                          firm). Executive Vice President (1981 to
Blvd.                                   1988), Captiva Corporation, Denver, Colorado (private
Suite 800                               investment management firm). Ph.D. in Finance
Denver, CO 80206                        (Arizona State University); Chartered Financial
                                        Analyst (CFA).
DOB:1945
-------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp         Trustee           Executive Officer of DST Systems, Inc.("DST"), a        20          Director and Vice
210 University                          publicly traded information and transaction                         President (February
Blvd.                                   processing company, which acts as the Funds'                        1998 to November
Suite 800                               transfer agent (since October 2000). DST is 33%                     2000) of West Side
Denver, CO 80206                        owned by Stilwell Management, Inc., which owns                      Investments, Inc.
                                        approximately 89.5% of Berger Financial Group LLC.                  (investments), a
DOB:1945                                Mr. Knapp owns common shares and options                            wholly owned
                                        convertible into common shares of DST which, in the                 subsidiary of DST
                                        aggregate and assuming exercise of the                              Systems, Inc.
                                        options, would result in his owning less than 1/2 of
                                        1% of DST's common shares. Mr.Knapp is also
                                        President of Vermont Western Assurance, Inc., a
                                        wholly owned subsidiary of DST Systems (since
                                        December 2000). President, Chief Executive Officer
                                        and a director (September 1997 to October 2000) of
                                        DST Catalyst, Inc., an international financial
                                        markets consulting, soft-ware and computer services
                                        company, (now DST International, a subsidiary of
                                        DST). Previously (1991 to October 2000), Chairman,
                                        President, Chief Executive Officer and a director
                                        of Catalyst Institute (international public policy
                                        research organization focused primarily on
                                        financial markets and institutions); also (1991 to
                                        September 1997), Chairman, President, Chief
                                        Executive Officer and a director of Catalyst
                                        Consulting (international financial institutions
                                        business consulting firm).
-------------------------------------------------------------------------------------------------------------------------------


         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

16


FUND TRUSTEES AND
OFFICERS (UNAUDITED)

================================================================================


                    POSITION(S)
                    HELD WITH THE                                                           NUMBER OF
                    TRUST, TERM OF                                                          FUNDS IN FUND
                    OFFICE AND                                                              COMPLEX         OTHER
NAME, ADDRESS       LENGTH OF                                                               OVERSEEN BY     DIRECTORSHIPS
AND AGE             TIME SERVED         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS       TRUSTEE         HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.  Trustee            Lewis Investments (since June 1988)                    20          Director, J.D. Edwards
210 University                          (self-employed private investor).                                  & Co.(1995 to March
Blvd.                                   Formerly, Senior Vice President, Rocky                             2002); Director,
Suite 800                               Mountain Region, of Dain Bosworth                                  National Fuel
Denver, CO 80206                        Incorporated and member of that firm's                             Corporation (oil &
                                        Management Committee (1981 to 1988).                               gas production);
DOB: 1933                                                                                                  Advisory Director,
                                                                                                           Otologics, LLC,
                                                                                                           (implantable hearing
                                                                                                           aid) (since 1999);
                                                                                                           Member of Community
                                                                                                           Advisory Board, Wells
                                                                                                           Fargo Bank-Denver

William Sinclaire   Trustee             President (since January 1998), Santa                  20          N/A
210 University                          Clara LLC (privately owned agriculture
Blvd.                                   company). President (January 1963 to
Suite 800                               January 1998), Sinclaire Cattle Co.
Denver, CO 80206                        (privately owned agricultural com-
                                        pany).
DOB: 1928

Albert C. Yates     Trustee             President (since 1990), Chancellor and                 20          Member, Board of
210 University                          Professor of Chemistry - Department of                             Directors, Adolph
Blvd.                                   Chemistry, of Colorado State University.                           Coors Company
Suite 800                               Formerly Executive Vice President and                              (brewing company)
Denver, CO 80206                        Provost (1983 to 1990), Academic Vice                              (since 1998);
                                        President and Provost (1981 to 1983) and                           Member, Board of
DOB: 1941                               Professor of Chemistry (1981 to 1990) of                           Directors, Dominion
                                        Washington State University. Vice                                  Industrial Capital
                                        President and University Dean for                                  Bank (1999 to
                                        Graduate Studies and Research and                                  2000); Member, Board
                                        Professor of Chemistry of the University                           of Directors,
                                        of Cincinnati (1977 to 1981).                                      Centennial Bank of
                                                                                                           the West (since
                                                                                                           2001)
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES AND
OFFICERS OF THE
TRUST
---------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson*   President and       President and a director since May 1999                20           Audit Committee
210 University      Trustee of the      (Executive Vice President from February                             Member of the Public
Blvd.               Trust (since        1999 to May 1999) of Berger Growth Fund                             Employees'
Suite 800           May 1999)           and Berger Large Cap Growth Fund.                                   Retirement
Denver, CO 80206                        President and a trustee since May 1999                              Association of
                                        (Executive Vice President from February                             Colorado (pension
DOB: 1949                               1999 to May 1999) of Berger Investment                              plan) from November
                                        Portfolio Trust, Berger Institutional                               1997 to December
                                        Products Trust, Berger Worldwide Funds                              2001.
                                        Trust, Berger Worldwide Portfolios Trust
                                        and Berger Omni Investment Trust.
                                        President and Chief Executive Officer
                                        since June 1999 (Executive Vice
                                        President from February 1999 to June
                                        1999) of Berger Financial Group LLC
                                        (formerly Berger LLC). Director,
                                        President and Chief Executive Officer of
                                        Stilwell Management, Inc. (since
                                        September 1999). President and Chief
                                        Executive Officer of Berger/Bay Isle LLC
                                        (since May 1999). Self-employed as a
                                        consultant from July 1995 through
                                        February 1999. Director of Wasatch
                                        Advisors (investment management) from
                                        February 1997 to February 1999.

*Messr. Thompson is considered an interested person of the Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).

Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

================================================================================


                    POSITION(S)
                    HELD WITH THE
                    TRUST, TERM OF
                    OFFICE AND
NAME,ADDRESS        LENGTH OF
AND AGE             TIME SERVED         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-------------------------------------------------------------------------------------
Jay W. Tracey,      Executive Vice      Executive Vice President of the Berger
CFA*                President of the    Funds (since August 2000). Executive
210 University      Trust (since        Vice President and Chief Investment
Blvd.               August 2000)        Officer of Berger Financial Group LLC
Suite 800           and Portfolio       (since June 2000). Portfolio manager
Denver, CO 80206    Manager (since      of the Berger Growth Fund (since August
                    June 2000)          2000); team portfolio manager of the
DOB: 1954                               Berger Select Fund (since June 2000) and
                                        the Berger Large Cap Growth Fund (from
                                        January 2001 through December 2001).
                                        Team portfolio manager (since December
                                        2001) of the Berger Mid Cap Growth
                                        Fund. Formerly, Vice President and
                                        portfolio manager at
                                        OppenheimerFunds,Inc. (September 1994 to
                                        May 2000).

-------------------------------------------------------------------------------------

Janice M. Teague*   Vice President      Vice President (since November 1998) and
210 University      of the Trust        Assistant Secretary (since February 2000
Blvd.               (since November     and previously from September 1996 to
Suite 800           1998) and           November 1998) and Secretary (November
Denver, CO 80206    Assistant           1998 to February 2000) of the Berger
                    Secretary (since    Funds. Vice President (since October
DOB:1954            February 2000)      1997), Secretary (since November 1998)
                                        and Assistant Secretary (October 1996
                                        through November 1998) with Berger
                                        Financial Group LLC. Vice President and
                                        Secretary with Berger Distributors LLC
                                        (since August 1998). Vice President and
                                        Secretary of Bay Isle Financial LLC
                                        (since January 2002). Formerly,
                                        self-employed as a business consultant
                                        (from June 1995 through September 1996).

-------------------------------------------------------------------------------------

Andrew J. Iseman*   Vice President      Vice President of the Berger Funds
210 University      of the Trust        (since March 2001). Vice President
Blvd.               (since March        (since September 1999) and Chief
Suite 800           2001)               Operating Officer (since November 2000)
Denver, CO 80206                        of Berger Financial Group LLC. Manager
                                        (since September 1999) and Director
DOB: 1964                               (June 1999 to September 1999) of Berger
                                        Distributors LLC. Vice
                                        President-Operations (February 1999 to
                                        November 2000) of Berger Financial Group
                                        LLC. Associate (November 1998 to
                                        February 1999) with DeRemer & Associates
                                        (a consulting firm). Vice President-
                                        Operations (February 1997 to November
                                        1998) and Director of Research and
                                        Development (May 1996 to February 1997)
                                        of Berger Financial Group LLC.

-------------------------------------------------------------------------------------

Anthony R. Bosch*   Vice President      Vice President of the Berger Funds
210 University      of the Trust        (since February 2000). Vice President
Blvd.               (since February     (since June 1999) and Chief Legal
Suite 800           2000)               Officer (since August 2000) with Berger
Denver, CO 80206                        Financial Group LLC. Vice President and
                                        Chief Compliance Officer with Berger
DOB: 1965                               Distributors LLC (since September 2001).
                                        Vice President of Bay Isle Financial LLC
                                        (since January 2002). Formerly, Assistant
                                        Vice President of Federated
                                        Investors, Inc.(December 1996 through May
                                        1999), and Attorney with the U.S.
                                        Securities and Exchange Commission (June
                                        1990 through December 1996).

-------------------------------------------------------------------------------------

         Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report

18

FUND TRUSTEES AND
OFFICERS (UNAUDITED)
================================================================================


                    POSITION(S)
                    HELD WITH THE
                    TRUST,TERM OF
                    OFFICE AND
NAME,ADDRESS        LENGTH OF
AND AGE             TIME SERVED         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
-------------------------------------------------------------------------------------

Brian S. Ferrie*    Vice President      Vice President of the Berger Funds
210 University      of the Trust        (since November 1998). Vice President
Blvd.               (since November     (since February 1997), Treasurer and
Suite 800           1998)               Chief Financial Officer (since March
Denver, CO 80206                        2001) and Chief Compliance Officer (from
                                        August 1994 to March 2001) with Berger
DOB: 1958                               Financial Group LLC. Vice President
                                        (since May 1996), Treasurer and Chief
                                        Financial Officer (since March 2001) and
                                        Chief Compliance Officer (from May 1996
                                        to September 2001) with Berger
                                        Distributors LLC.

-------------------------------------------------------------------------------------

John A. Paganelli*  Vice President      Vice President (since November
210 University      (since November     1998),Treasurer (since March 2001) and
Blvd.               1998) and           Assistant Treasurer (November 1998 to
Suite 800           Treasurer (since    March 2001) of the Berger Funds. Vice
Denver, CO 80206    March 2001)         President (since November 1998) and
                    of the Trust        Manager of Accounting (January 1997
DOB: 1967                               through November 1998) with Berger
                                        Financial Group LLC. Formerly, Manager
                                        of Accounting (December 1994 through
                                        October 1996) and Senior Accountant
                                        (November 1991 through December 1994)
                                        with Palmeri Fund Administrators,Inc.

-------------------------------------------------------------------------------------

Sue Vreeland*       Secretary of the    Secretary of the Berger Funds (since
210 University      Trust (since        February 2000). Assistant Secretary of
Blvd.               February 2000)      Berger Financial Group LLC and Berger
Suite 800                               Distributors LLC (since June 1999) and
Denver, CO 80206                        Bay Isle Financial LLC (since December
                                        2001). Formerly, Assistant Secretary of
DOB: 1948                               the Janus Funds (from March 1994 to May
                                        1999),Assistant Secretary of Janus
                                        Distributors, Inc. (from June 1995 to
                                        May 1997) and Manager of Fund
                                        Administration for Janus Capital
                                        Corporation (from February 1992 to May
                                        1999).

-------------------------------------------------------------------------------------

David C. Price,     Assistant Vice      Assistant Vice President (since March
CPA*                President of the    2001) of the Berger Funds. Assistant
210 University      Trust (since        Vice President-Compliance (since March
Blvd.               March 2001)         2001) and Manager-Compliance (October
Suite 800                               1998 through March 2001) with Berger
Denver, CO 80206                        Financial Group LLC. Formerly, Senior
                                        Auditor (August 1993 through August
DOB: 1969                               1998) with PricewaterhouseCoopers LLP, a
                                        public accounting firm.

-------------------------------------------------------------------------------------

Lance V. Campbell,  Assistant           Assistant Treasurer (since March 2001)
CFA,CPA*            Treasurer of the    of the Berger Funds. Assistance Vice
210 University      Trust (since        President (since January 2002) and
Blvd.               March 2001)         Manager of Investment Accounting (August
Suite 800                               1999 through January 2002) with Berger
Denver, CO 80206                        Financial Group LLC. Formerly, Senior
                                        Auditor (December 1998 through August
DOB: 1972                               1999) and Auditor (August 1997 through
                                        December 1998) with
                                        PricewaterhouseCoopers LLP, a public
                                        accounting firm, and Senior Fund
                                        Accountant (January 1996 through July
                                        1997) with INVESCO Funds Group.
-------------------------------------------------------------------------------------

*Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's adviser. Additional information about the Fund and its trustees is available in the Fund's Statement of Additional Information, which can be obtained free of charge by writing or calling the Fund at:

Berger Funds

P.O.Box 219958

Kansas City, MO 64121-9958

(800) 333-1001

bergerfunds.com

Berger IPT-Small Company Growth Fund o June 30, 2002 Semi-Annual Report
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[BERGER FUND LOGO]                                                      IPTSCGSA